Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
21.	Subsequent Events
On February 2
1
, 2022, the Board of Directors authorized a share repurchase program under which the Company may repurchase up to US$200 million of its Class A ordinary shares in the form of American depositary shares over the next 12 months, subject to relevant rules under the Securities Exchange Act of 1934, as amended, and Agora’s insider trading policy. The share repurchases may be made from time to time in the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. The Board will review the share repurchase program periodically and may authorize adjustment of its terms and size or suspend or discontinue the program. The Company expects to fund repurchases made under this program from its existing cash balance.